UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2019, Alexandria Real Estate Equities, Inc. (the “Company”) and its subsidiary Alexandria Real Estate Equities, L.P. entered into an escrow agreement (the “Citibank Escrow Agreement”) with Citibank, N.A., as administrative agent, certain lenders, and Shearman & Sterling LLP, as escrow agent (the “Unsecured Senior Bank Term Loan Escrow Agent”), pursuant to which the Company and the other parties to the Fifth Amended and Restated Term Loan Agreement (the “Unsecured Senior Bank Term Loan”) submitted their signature pages to the Unsecured Senior Bank Term Loan to be held by the Unsecured Senior Bank Term Loan Escrow Agent in escrow. Pursuant to the Citibank Escrow Agreement, the Unsecured Senior Bank Term Loan Escrow Agent will release the signatures to the Unsecured Senior Bank Term Loan and the Unsecured Senior Bank Term Loan will become effective upon satisfaction by the Company of certain conditions precedent to the effectiveness of the Unsecured Senior Bank Term Loan set forth in the Unsecured Senior Bank Term Loan. If the conditions are not satisfied by the Company on or prior to July 2, 2019, the Unsecured Senior Bank Term Loan signature pages will be deemed to have been revoked, the escrow arrangements under the Citibank Escrow Agreement will terminate, and the Unsecured Senior Bank Term Loan will not become effective.

The conditions to be satisfied by the Company include the delivery of certain legal opinions and certificates and the absence of any default under the Unsecured Senior Bank Term Loan. While there can be no assurance in this regard, the Company expects that it will satisfy the conditions on or prior to June 28, 2019, and that the Unsecured Senior Bank Term Loan will thereupon become effective. The purpose and effect of the Citibank Escrow Agreement are to permit the Company to “lock in” currently the terms and conditions of the Unsecured Senior Bank Term Loan and the identities of the lenders thereunder while deferring the effectiveness of the amendments set forth in the Unsecured Senior Bank Term Loan until the Company satisfies the conditions to effectiveness.

The Unsecured Senior Bank Term Loan will amend and restate the Company’s Fourth Amended and Restated Term Loan Agreement dated as of September 28, 2018, with Citibank, N.A., as administrative agent; Citibank, N.A., RBC Capital Markets, and The Bank of Nova Scotia, as joint lead arrangers and joint book running managers; and certain financial institutions party thereto as lenders. As of April 25, 2019, the principal amount outstanding under such facility was $350 million (the “Existing Unsecured Senior Bank Term Loan”).

The Unsecured Senior Bank Term Loan will extend the maturity date of the Existing Unsecured Senior Bank Term Loan to January 2, 2025.

Affiliates of lenders under the Unsecured Senior Bank Term Loan have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, and general financing services for the Company.

The foregoing summary of the Unsecured Senior Bank Term Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Unsecured Senior Bank Term Loan, a copy of which is anticipated to be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2019, to the extent it becomes effective.

Item 2.02.  Results of Operations and Financial Condition.

On April 29, 2019, the Company issued a press release entitled “Alexandria Real Estate Equities, Inc. Reports First Quarter Ended March 31, 2019 Financial and Operating Results.”  The press release referred to certain supplemental information that is available on the Company’s website at www.are.com.  A copy of the press release and supplemental information are attached hereto as Exhibit 99.1.

The information contained in this Item 2.02, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                Alexandria Real Estate Equities, Inc.’s Earnings Press Release and Supplemental Information for the First Quarter Ended March 31, 2019.

Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act.  These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement.  A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.  The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

April 29, 2019	By:	/s/ Joel S. Marcus
Joel S. Marcus
Executive Chairman

	By:	/s/ Stephen A. Richardson
Stephen A. Richardson
Co-Chief Executive Officer

	By:	/s/ Peter M. Moglia
Peter M. Moglia
Co-Chief Executive Officer and Co-Chief Investment Officer

	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Exhibit Title
99.1Alexandria Real Estate Equities, Inc.’s Earnings Press Release and Supplemental Information for the First Quarter Ended March 31, 2019.